Exhibit 99.1

FOR IMMEDIATE RELEASE
July 17, 2024

FOR ADDITIONAL INFORMATION, PLEASE CONTACT MARK A. GOOCH, CHAIRMAN, PRESIDENT, AND CEO, COMMUNITY TRUST BANCORP, INC. AT (606) 437-3229

Pikeville, Kentucky:

COMMUNITY TRUST BANCORP, INC. REPORTS EARNINGS FOR THE 2ND QUARTER 2024

Earnings Summary

Earnings Summary
(in thousands except per share data)	2Q 2024	1Q 2024	2Q 2023	YTD 2024	YTD 2023
Net income	$19,499	$18,679	$19,404	$38,178	$38,717
Earnings per share	$1.09	$1.04	$1.09	$2.13	$2.17
Earnings per share - diluted	$1.09	$1.04	$1.08	$2.13	$2.16

Return on average assets	1.35%	1.30%	1.41%	1.33%	1.42%
Return on average equity	11.03%	10.61%	11.72%	10.82%	11.87%
Efficiency ratio	52.17%	54.94%	53.52%	53.51%	54.40%
Tangible common equity	11.39%	11.10%	10.90%

Dividends declared per share	$0.46	$0.46	$0.44	$0.92	$0.88
Book value per share	$39.91	$39.28	$36.71

Weighted average shares	17,939	17,926	17,884	17,932	17,877
Weighted average shares - diluted	17,959	17,943	17,890	17,951	17,885

Community Trust Bancorp, Inc. (NASDAQ-CTBI) achieved earnings for the second quarter 2024 of $19.5 million, or $1.09 per basic share, compared to $18.7 million, or $1.04 per basic share, earned during the first quarter 2024 and $19.4 million, or $1.09 per basic share, earned during the second quarter 2023.  Total revenue for the quarter was $2.7 million above prior quarter and $3.6 million above prior year same quarter.  Net interest revenue for the quarter increased $2.1 million compared to prior quarter and $2.6 million compared to prior year same quarter, and noninterest income increased $0.6 million compared to prior quarter and $1.0 million compared to prior year same quarter.  Our provision for credit losses for the quarter increased $0.3 million from prior quarter and $1.0 million from prior year same quarter.  Noninterest expense increased $0.2 million compared to prior quarter and $1.4 million compared to prior year same quarter.  Net income for the six months ended June 30, 2024 was $38.2 million, or $2.13 per basic share, compared to $38.7 million, or $2.17 per basic share, for the six months ended June 30, 2023.

2nd Quarter 2024 Highlights

❖
Net interest income for the quarter of $45.7 million was $2.1 million, or 4.8%, above prior quarter and $2.6 million, or 6.0%, above prior year same quarter, as our net interest margin increased 15 basis points from prior quarter and 3 basis points from prior year same quarter.

❖	Provision for credit losses at $3.0 million for the quarter increased $0.3 million from prior quarter and $1.0 million from prior year same quarter.

❖	Noninterest income for the quarter ended June 30, 2024 of $15.7 million was $0.6 million, or 3.8%, above prior quarter and $1.0 million, or 6.5%, above prior year same quarter.

❖	Noninterest expense for the quarter ended June 30, 2024 of $32.4 million was $0.2 million, or 0.6%, above prior quarter and $1.4 million, or 4.5%, above prior year same quarter.

❖	Our loan portfolio at $4.3 billion increased $100.1 million, an annualized 9.7%, from March 31, 2024 and $331.6 million, or 8.4%, from June 30, 2023.

❖
We had net loan charge-offs of $1.4 million, or an annualized 0.13% of average loans, for the second quarter 2024 compared to $1.6 million, or an annualized 0.16% of average loans, for the first quarter 2024 and $0.7 million, or an annualized 0.07% of average loans, for the second quarter 2023.

❖
Our total nonperforming loans increased to $19.8 million at June 30, 2024 from $15.9 million at March 31, 2024 and $11.7 million at June 30, 2023.  Nonperforming assets at $21.5 million increased $4.3 million from March 31, 2024 and $7.7 million from June 30, 2023.

❖	Deposits, including repurchase agreements, at $5.0 billion decreased $57.6 million, or an annualized 4.6%, from March 31, 2024 but increased $215.7 million, or 4.5%, from June 30, 2023.

❖	Shareholders’ equity at $719.3 million increased $11.6 million, or an annualized 6.6%, during the quarter and $59.2 million, or 9.0%, from June 30, 2023.

Net Interest Income

				Percent Change
				2Q 2024 Compared to:
($ in thousands)	2Q 2024	1Q 2024	2Q 2023	1Q 2024	2Q 2023	YTD 2024	YTD 2023	Percent Change
Components of net interest income:
Income on earning assets	$76,648	$75,002	$64,827	2.2%	18.2%	$151,650	$125,822	20.5%
Expense on interest bearing liabilities	30,970	31,411	21,748	(1.4%)	42.4%	62,381	38,827	60.7%
Net interest income	45,678	43,591	43,079	4.8%	6.0%	89,269	86,995	2.6%
TEQ	292	294	298	(0.7%)	(2.1%)	586	596	(1.7%)
Net interest income, tax equivalent	$45,970	$43,885	$43,377	4.8%	6.0%	$89,855	$87,591	2.6%

Average yield and rates paid:
Earning assets yield	5.66%	5.55%	5.03%	2.0%	12.4%	5.60%	4.94%	13.4%
Rate paid on interest bearing liabilities	3.30%	3.35%	2.54%	(1.5%)	29.9%	3.32%	2.30%	44.3%
Gross interest margin	2.36%	2.20%	2.49%	7.2%	(5.4%)	2.28%	2.64%	(13.5%)
Net interest margin	3.38%	3.23%	3.35%	4.5%	0.9%	3.31%	3.42%	(3.4%)

Average balances:
Investment securities	$1,095,182	$1,148,014	$1,230,556	(4.6%)	(11.0%)	$1,121,598	$1,241,193	(9.6%)
Loans	$4,191,992	$4,096,866	$3,836,446	2.3%	9.3%	$4,144,429	$3,788,213	9.4%
Earning assets	$5,469,813	$5,458,075	$5,189,716	0.2%	5.4%	$5,463,944	$5,160,712	5.9%
Interest-bearing liabilities	$3,776,362	$3,773,513	$3,435,072	0.1%	9.9%	$3,774,937	$3,398,902	11.1%

Net interest income for the quarter of $45.7 million was $2.1 million, or 4.8%, above prior quarter and $2.6 million, or 6.0%, above prior year same quarter.  Our net interest margin, on a fully tax equivalent basis, at 3.38% increased 15 basis points from prior quarter and 3 basis points from prior year same quarter.  Our quarterly average earning assets increased $11.7 million from prior quarter and $280.1 million from prior year same quarter.  Our yield on average earning assets increased 11 basis points from prior quarter and 63 basis points from prior year same quarter, and our cost of funds decreased 5 basis points from prior quarter but increased 76 basis points from prior year same quarter.  Net interest income for the six months ended June 30, 2024 was $89.3 million compared to $87.0 million for the six months ended June 30, 2023.

Our ratio of average loans to deposits, including repurchase agreements, was 84.5% for the quarter ended June 30, 2024 compared to 82.7% for the quarter ended March 31, 2024 and 81.2% for the quarter ended June 30, 2023.

Noninterest Income

				Percent Change
				2Q 2024 Compared to:
($ in thousands)	2Q 2024	1Q 2024	2Q 2023	1Q 2024	2Q 2023	YTD 2024	YTD 2023	Percent Change
Deposit related fees	$7,308	$7,011	$7,513	4.2%	(2.7%)	$14,319	$14,800	(3.2%)
Trust revenue	3,736	3,517	3,351	6.2%	11.5%	7,253	6,430	12.8%
Gains on sales of loans	119	45	115	167.9%	4.0%	164	236	(30.5%)
Loan related fees	1,320	1,352	1,197	(2.4%)	10.3%	2,672	2,042	30.8%
Bank owned life insurance revenue	1,815	1,292	735	40.5%	147.0%	3,107	1,593	95.0%
Brokerage revenue	683	490	388	39.5%	76.2%	1,173	736	59.5%
Other	727	1,427	1,457	(49.1%)	(50.1%)	2,154	2,601	(17.2%)
Total noninterest income	$15,708	$15,134	$14,756	3.8%	6.4%	$30,842	$28,438	8.5%

Noninterest income for the quarter ended June 30, 2024 of $15.7 million was $0.6 million, or 3.8%, above prior quarter and $1.0 million, or 6.5%, above prior year same quarter.  The quarter over quarter increase included a $0.5 million increase in bank owned life insurance revenue, a $0.3 million increase in deposit related fees, a $0.2 million increase in trust revenue, and a $0.2 million increase in brokerage revenue, partially offset by $0.8 million decrease in securities gains. The year over year increase included a $1.1 million increase in bank owned life insurance, a $0.4 million increase in trust revenue, a $0.3 million increase in brokerage revenue, partially offset by a $0.6 million decrease in securities gains and a $0.2 million decrease in deposit related fees.  Noninterest income for the six months ended June 30, 2024 was $30.8 million compared to $28.4 million for the six months ended June 30, 2023.

Noninterest Expense

				Percent Change
				2Q 2024 Compared to:
($ in thousands)	2Q 2024	1Q 2024	2Q 2023	1Q 2024	2Q 2023	YTD 2024	YTD 2023	Percent Change
Salaries	$13,037	$13,036	$12,732	0.0%	2.4%	$26,073	$25,365	2.8%
Employee benefits	6,554	7,086	5,573	(7.5%)	17.6%	13,640	11,848	15.1%
Net occupancy and equipment	3,089	3,028	2,895	2.0%	6.7%	6,117	5,923	3.3%
Data processing	2,669	2,518	2,383	6.0%	12.0%	5,187	4,686	10.7%
Legal and professional fees	978	832	912	17.5%	7.3%	1,810	1,728	4.8%
Advertising and marketing	856	577	704	48.2%	21.6%	1,433	1,524	(6.0%)
Taxes other than property and payroll	438	442	433	(0.7%)	1.2%	880	865	1.7%
Other	4,801	4,701	5,393	2.1%	(11.0%)	9,502	10,976	(13.4%)
Total noninterest expense	$32,422	$32,220	$31,025	0.6%	4.5%	$64,642	$62,915	2.7%

Noninterest expense for the quarter ended June 30, 2024 of $32.4 million was $0.2 million, or 0.6%, above prior quarter and $1.4 million, or 4.5%, above prior year same quarter.  The increase year over year primarily resulted from a $1.3 million increase in personnel expense, which included a $0.3 million increase in salaries, a $0.9 million increase in bonuses and incentives, and a $0.5 million increase in the cost of group medical and life insurance benefits, partially offset by a $0.4 million decrease in payroll taxes.  Noninterest expense for the six months ended June 30, 2024 was $64.6 million compared to $62.9 million for the six months ended June 30, 2023.

Balance Sheet Review

Total Loans

				Percent Change
				2Q 2024 Compared to:
($ in thousands)	2Q 2024	1Q 2024	2Q 2023	1Q 2024	2Q 2023
Commercial nonresidential real estate	$825,934	$813,904	$787,598	1.5%	4.9%
Commercial residential real estate	480,418	456,585	393,309	5.2%	22.1%
Hotel/motel	417,161	416,759	372,981	0.1%	11.8%
Other commercial	428,263	397,922	396,741	7.6%	7.9%
Total commercial	2,151,776	2,085,170	1,950,629	3.2%	10.3%

Residential mortgage	978,144	955,616	883,104	2.4%	10.8%
Home equity loans/lines	154,311	151,577	132,033	1.8%	16.9%
Total residential	1,132,455	1,107,193	1,015,137	2.3%	11.6%

Consumer indirect	819,689	813,005	806,081	0.8%	1.7%
Consumer direct	157,327	155,807	157,848	1.0%	(0.3%)
Total consumer	977,016	968,812	963,929	0.8%	1.4%

Total loans	$4,261,247	$4,161,175	$3,929,695	2.4%	8.4%

Total Deposits and Repurchase Agreements

				Percent Change
				2Q 2024 Compared to:
($ in thousands)	2Q 2024	1Q 2024	2Q 2023	1Q 2024	2Q 2023
Noninterest bearing deposits	$1,241,514	$1,274,583	$1,361,078	(2.6%)	(8.8%)
Interest bearing deposits
Interest checking	138,767	131,227	142,542	5.7%	(2.6%)
Money market savings	1,664,580	1,608,849	1,389,081	3.5%	19.8%
Savings accounts	527,251	543,338	611,772	(3.0%)	(13.8%)
Time deposits	1,161,686	1,226,273	1,012,187	(5.3%)	14.8%
Repurchase agreements	227,576	234,671	229,020	(3.0%)	(0.6%)
Total interest bearing deposits and repurchase agreements	3,719,860	3,744,358	3,384,602	(0.7%)	9.9%
Total deposits and repurchase agreements	$4,961,374	$5,018,941	$4,745,680	(1.1%)	4.5%

CTBI’s total assets at $5.8 billion as of June 30, 2024 decreased $45.9 million, or 3.2% annualized, from March 31, 2024 but increased $283.5 million, or 5.1%, from June 30, 2023.  Loans outstanding at $4.3 billion increased $100.1 million, an annualized 9.7%, from March 31, 2024 and $331.6 million, or 8.4%, from June 30, 2023.  The increase in loans from prior quarter included a $66.6 million increase in the commercial loan portfolio, a $25.3 million increase in the residential loan portfolio, a $6.7 million increase in the indirect consumer loan portfolio, and a $1.5 million increase in the consumer direct loan portfolio.  CTBI’s investment portfolio decreased $21.7 million, or an annualized 7.8%, from March 31, 2024 and $110.4 million, or 9.2%, from June 30, 2023.  Deposits in other banks decreased $130.7 million from prior quarter but increased $49.1 million from June 30, 2023.  Deposits, including repurchase agreements, at $5.0 billion decreased $57.6 million, or an annualized 4.6%, from March 31, 2024 but increased $215.7 million, or 4.5%, from June 30, 2023.  CTBI is not dependent on any one customer or group of customers for their source of deposits.  As of June 30, 2024, no one customer accounted for more than 2.25% of our $5.0 billion in deposits.  Only two customer relationships accounted for more than 1% each.

Shareholders’ equity at $719.3 million increased $11.6 million, or an annualized 6.6%, during the quarter and $59.2 million, or 9.0%, from June 30, 2023.  Net unrealized losses on securities, net of deferred taxes, were $107.1 million at June 30, 2024, compared to $106.9 million at March 31, 2024 and $121.3 million at June 30, 2023.  CTBI’s annualized dividend yield to shareholders as of June 30, 2024 was 4.21%.

Asset Quality

Our total nonperforming loans increased to $19.8 million at June 30, 2024 from $15.9 million at March 31, 2024 and $11.7 million at June 30, 2023.  Accruing loans 90+ days past due at $14.7 million increased $3.2 million from prior quarter and $8.3 million from June 30, 2023.  Nonaccrual loans at $5.1 million increased $0.8 million from prior quarter but decreased $0.2 million from June 30, 2023.  Accruing loans 30-89 days past due at $24.1 million increased $11.9 million from prior quarter and from June 30, 2023.  Our loan portfolio management processes focus on the immediate identification, management, and resolution of problem loans to maximize recovery and minimize loss.

We had net loan charge-offs of $1.4 million, or an annualized 0.13% of average loans, for the second quarter 2024 compared to $1.6 million, or an annualized 0.16% of average loans, for the first quarter 2024 and $0.7 million, or an annualized 0.07% of average loans, for the second quarter 2023.  Of the net charge-offs for the quarter, $0.8 million were in indirect consumer loans, $0.5 million were in commercial loans, and $0.1 million were in direct consumer loans.  Year-to-date net loan charge-offs of an annualized 0.15% of average loans are in line with management’s expectations.

Allowance for Credit Losses

Our provision for credit losses at $3.0 million for the quarter increased $0.3 million from prior quarter and $1.0 million from prior year same quarter.  Of the provision for the quarter, $1.2 million was allotted to fund loan growth.  Year-to-date provision for credit losses increased $2.5 million from the six months ended June 30, 2023.  Our reserve coverage (allowance for credit losses to nonperforming loans) at June 30, 2024 was 263.0% compared to 319.0% at March 31, 2024 and 408.9% at June 30, 2023.  Our credit loss reserve as a percentage of total loans outstanding at June 30, 2024 remained at 1.22% from March 31, 2024 and June 30, 2023.

Forward-Looking Statements

Certain of the statements contained herein that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act.  CTBI’s actual results may differ materially from those included in the forward-looking statements. Forward-looking statements are typically identified by words or phrases such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “may increase,” “may fluctuate,” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” and “could.”  These forward-looking statements involve risks and uncertainties including, but not limited to, economic conditions, portfolio growth, the credit performance of the portfolios, including bankruptcies, and seasonal factors; changes in general economic conditions including the performance of financial markets, prevailing inflation and interest rates, realized gains from sales of investments, gains from asset sales, and losses on commercial lending activities; the effects of epidemics, pandemics, or other infectious disease outbreaks; results of various investment activities; the effects of competitors’ pricing policies, changes in laws and regulations, competition, and demographic changes on target market populations’ savings and financial planning needs; industry changes in information technology systems on which we are highly dependent; failure of acquisitions to produce revenue enhancements or cost savings at levels or within the time frames originally anticipated or unforeseen integration difficulties; and the resolution of legal  proceedings and related matters.  In addition, the banking industry in general is subject to various monetary, operational, and fiscal policies and regulations, which include, but are not limited to, those determined by the Federal Reserve Board, the Federal Deposit Insurance Corporation, the Consumer Financial Protection Bureau, and state regulators, whose policies, regulations, and enforcement actions could affect CTBI’s results.  These statements are representative only on the date hereof, and CTBI undertakes no obligation to update any forward-looking statements made.

Community Trust Bancorp, Inc., with assets of $5.8 billion, is headquartered in Pikeville, Kentucky and has 71 banking locations across eastern, northeastern, central, and south central Kentucky, six banking locations in southern West Virginia, three banking locations in northeastern Tennessee, four trust offices across Kentucky, and one trust office in Tennessee.

Additional information follows.

Community Trust Bancorp, Inc.
Financial Summary (Unaudited)
June 30, 2024
(in thousands except per share data and # of employees)

	Three	Three	Three	Six	Six
	Months	Months	Months	Months	Months
	Ended	Ended	Ended	Ended	Ended
	June 30, 2024	March 31, 2024	June 30, 2023	June 30, 2024	June 30, 2023
Interest income	$76,648	$75,002	$64,827	$151,650	$125,822
Interest expense	30,970	31,411	21,748	62,381	38,827
Net interest income	45,678	43,591	43,079	89,269	86,995
Loan loss provision	2,972	2,656	2,009	5,628	3,125

Gains on sales of loans	119	45	115	164	236
Deposit related fees	7,308	7,011	7,513	14,319	14,800
Trust revenue	3,736	3,517	3,351	7,253	6,430
Loan related fees	1,320	1,352	1,197	2,672	2,042
Securities gains (losses)	(474)	371	165	(103)	383
Other noninterest income	3,699	2,838	2,415	6,537	4,547
Total noninterest income	15,708	15,134	14,756	30,842	28,438

Personnel expense	19,591	20,122	18,305	39,713	37,213
Occupancy and equipment	3,089	3,028	2,895	6,117	5,923
Data processing expense	2,669	2,518	2,383	5,187	4,686
FDIC insurance premiums	645	642	610	1,287	1,216
Other noninterest expense	6,428	5,910	6,832	12,338	13,877
Total noninterest expense	32,422	32,220	31,025	64,642	62,915

Net income before taxes	25,992	23,849	24,801	49,841	49,393
Income taxes	6,493	5,170	5,397	11,663	10,676
Net income	$19,499	$18,679	$19,404	$38,178	$38,717

Memo: TEQ interest income	$76,940	$75,296	$65,125	$152,236	$126,418

Average shares outstanding	17,939	17,926	17,884	17,932	17,877
Diluted average shares outstanding	17,959	17,943	17,890	17,951	17,885
Basic earnings per share	$1.09	$1.04	$1.09	$2.13	$2.17
Diluted earnings per share	$1.09	$1.04	$1.08	$2.13	$2.16
Dividends per share	$0.46	$0.46	$0.44	$0.92	$0.88

Average balances:
Loans	$4,191,992	$4,096,866	$3,836,446	$4,144,429	$3,788,213
Earning assets	5,469,813	5,458,075	5,189,716	5,463,944	5,160,712
Total assets	5,795,937	5,786,515	5,509,776	5,791,226	5,484,065
Deposits, including repurchase agreements	4,959,382	4,956,820	4,727,386	4,958,101	4,707,853
Interest bearing liabilities	3,776,362	3,773,513	3,435,072	3,774,937	3,398,902
Shareholders' equity	711,331	708,341	663,896	709,836	657,488

Performance ratios:
Return on average assets	1.35%	1.30%	1.41%	1.33%	1.42%
Return on average equity	11.03%	10.61%	11.72%	10.82%	11.87%
Yield on average earning assets (tax equivalent)	5.66%	5.55%	5.03%	5.60%	4.94%
Cost of interest bearing funds (tax equivalent)	3.30%	3.35%	2.54%	3.32%	2.30%
Net interest margin (tax equivalent)	3.38%	3.23%	3.35%	3.31%	3.42%
Efficiency ratio (tax equivalent)	52.17%	54.94%	53.52%	53.51%	54.40%

Loan charge-offs	$2,836	$2,667	$1,953	$5,503	$3,718
Recoveries	(1,441)	(1,039)	(1,279)	(2,480)	(2,630)
Net charge-offs	$1,395	$1,628	$674	$3,023	$1,088

Market Price:
High	$44.32	$44.38	$40.30	$44.38	$47.35
Low	$39.28	$38.44	$32.68	$38.44	$32.68
Close	$43.66	$42.65	$35.57	$43.66	$35.57

Community Trust Bancorp, Inc.
Financial Summary (Unaudited)
June 30, 2024
(in thousands except per share data and # of employees)

	As of	As of	As of
	June 30, 2024	March 31, 2024	June 30, 2023
Assets:
Loans	$4,261,247	$4,161,175	$3,929,695
Loan loss reserve	(52,148)	(50,571)	(48,018)
Net loans	4,209,099	4,110,604	3,881,677
Loans held for sale	350	57	238
Securities AFS	1,090,322	1,111,505	1,201,253
Equity securities at fair value	3,054	3,529	2,545
Other equity investments	14,022	9,327	11,432
Other earning assets	108,823	239,554	62,726
Cash and due from banks	54,935	55,841	48,915
Premises and equipment	47,178	46,595	42,911
Right of use asset	15,121	15,500	16,678
Goodwill and core deposit intangible	65,490	65,490	65,490
Other assets	195,945	192,253	186,933
Total Assets	$5,804,339	$5,850,255	$5,520,798

Liabilities and Equity:
Interest bearing checking	$138,767	$131,227	$142,542
Savings deposits	2,191,831	2,152,187	2,000,853
CD's >=$100,000	637,206	678,148	538,492
Other time deposits	524,480	548,125	473,695
Total interest bearing deposits	3,492,284	3,509,687	3,155,582
Noninterest bearing deposits	1,241,514	1,274,583	1,361,078
Total deposits	4,733,798	4,784,270	4,516,660
Repurchase agreements	227,576	234,671	229,020
Other interest bearing liabilities	64,954	65,014	65,195
Lease liability	15,880	16,208	17,317
Other noninterest bearing liabilities	42,808	42,368	32,481
Total liabilities	5,085,016	5,142,531	4,860,673
Shareholders' equity	719,323	707,724	660,125
Total Liabilities and Equity	$5,804,339	$5,850,255	$5,520,798

Ending shares outstanding	18,026	18,019	17,984

30 - 89 days past due loans	$24,099	$12,234	$12,158
90 days past due loans	14,703	11,550	6,399
Nonaccrual loans	5,127	4,302	5,345
Foreclosed properties	1,626	1,266	2,047

Community bank leverage ratio	13.90%	13.74%	13.82%
Tangible equity to tangible assets ratio	11.39%	11.10%	10.90%
FTE employees	930	945	953